                      AGREEMENT AND PLAN OF REORGANIZATION

                          DATED AS OF DECEMBER 31, 1997

                                  BY AND AMONG


                          NUTRONICS INTERNATIONAL, INC.

                                 EDWARD F. COWLE

                              GOLD HILL MINES, INC.

                               H. DEWORTH WILLIAMS

                                       and


                             MAGNUM ASSOCIATES, LTD.

                                  STARBEAM LTD.

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                                TABLE OF CONTENTS


      Plan of Reorganization...............................................  1

      Exchange of Shares...................................................  2

      Delivery of Shares...................................................  2

      Other Terms and Conditions...........................................  2

      Representations of the Target Stockholders...........................  3

      Representations of the Acquiror and the Principals...................  4

      Closing and Closing Date.............................................  7

      Conditions Precedent to the Obligations of the Target Stockholders...  8

      Conditions Precedent to the Obligations of Acquiror and the
      Principals .......................................................... 10

      Indemnification...................................................... 11

      Nature and Survival of Representations............................... 11

      Documents at Closing................................................. 11

      Miscellaneous........................................................ 13


EXHIBITS

Investment Letter............................................................A
Copies of Amended Certificate of Incorporation
and By-Laws of the Acquiror..................................................B
Material Contracts of Acquiror...............................................C

                      AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (hereinafter the "Agreement"), is entered into effective as of the 31st day of December 1997, by and among Nutronics International, Inc., a Delaware corporation (hereinafter "Acquiror"), Edward F. Cowle, H. DeWorth Williams, and Gold Hill Mines, Inc., an Idaho corporation ("Gold Hill"), the principal shareholders of the Acquiror (collectively, the "Principals") and Magnum Associates Ltd., an Irish corporation and Starbeam Ltd., an Irish corporation, who in the aggregate own all of the issued and outstanding capital stock of the Targets, as defined below (collectively, the "Target Stockholders");

      WHEREAS, the Target Stockholders own in the aggregate all of the issued and outstanding capital stock of the following four (4) holding corporations:
Maximilia Ltd., a corporation organized under the laws of Ireland ("Maximilia"); Sturge Ltd., a corporation organized under the laws of Ireland ("Sturge"); Jolly LLC, a limited liability corporation organized under the laws of Wyoming ("Jolly LLC"); and Paul Garnier Ltd., a corporation organized under the laws of Ireland ("Garnier," and together with Maximilia, Sturge and Jolly LLC shall sometimes hereinafter be collectively referred to as the "Targets"); and

      WHEREAS, Jolly LLC owns sixty-five (65%) percent of the issued and outstanding capital stock of Jolly Alon Limited, a Moldovian corporation which owns and operates a hotel in Moldovia ("Jolly Alon"), with the remaining thirty-five (35%) percent of the issued and outstanding capital stock of Jolly Alon being owned by the Government of Moldovia; Sturge and Maximilia each own fifty (50%) percent of the issued and outstanding capital stock (one hundred (100%) percent in the aggregate) of Banca De Export-Import, a Moldovian corporation which owns and operates a bank in Moldovia ("Bank"); and Garnier owns fifteen (15%) percent, Maximilia owns fifty five (55%) percent, and Bank owns fifteen (15%) percent (eighty-five (85%) percent in the aggregate) of the issued and outstanding capital stock of Exim Asint S.A., a Moldovian corporation, which owns and operates an insurance company in Moldovia ("Exim Asint," and together with Jolly Alon and Bank, shall sometimes hereinafter be collectively referred to as the "Asset Entities"), with the remaining fifteen (15%) percent of the issued and outstanding capital stock of Exim Asint owned by a non-affiliated third party; and

      WHEREAS, the Acquiror desires to acquire all of the issued and outstanding capital stock of the Targets from the Target Stockholders, resulting in each Target becoming a wholly-owned subsidiary of the Acquiror, and the Target Stockholders each desire to exchange all of their respective capital stock of the Targets solely for shares of Acquiror's common stock par value $.001 per share (the "Common Stock"), on the terms and conditions as set forth herein.

      NOW, THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

      1. Plan of Reorganization. The Target Stockholders are the sole owners of all of the issued and outstanding capital stock of the Targets (the "Target Shares"). It is the intention of the parties hereto that all of the issued and outstanding Target Shares shall be acquired by the

Acquiror in a tax free exchange for 10,000,000 shares of Common Stock (on a post reverse stock split basis) of the Acquiror (the "10,000,000 Acquiror Shares").

      2. Exchange of Shares. The Acquiror and the Target Stockholders agree that all of the issued and outstanding Target Shares shall be exchanged at the Closing (as defined in Section 7 below) with Acquiror for the 10,000,000 Acquiror Shares, after giving effect to, among other actions, a 1 for 8.759170 reverse stock split of all shares of Common Stock of Acquiror issued and outstanding immediately prior to Closing, as follows:

            (a) The 10,000,000 Acquiror Shares will, at the Closing, be delivered to the Target Stockholders in exchange for the Target Shares. The Target Stockholders agree that they will acquire the 10,000,000 Acquiror Shares for investment purposes only and not for further public distribution and agree that the 10,000,000 Acquiror Shares shall bear an appropriate restrictive legend. Each Target Stockholder shall enter into an Investment Letter on the Closing Date, the form of which is annexed hereto as Exhibit A.

            (b) The Acquiror presently has 8,759,170 shares of Common Stock issued and outstanding which immediately prior to the Closing, will represent 1,000,000 shares of Common Stock issued and outstanding after giving effect to the one for 8.759170 reverse stock split. Other than the 10,000,000 Acquiror Shares to be issued pursuant to this Agreement and the 1,000,000 to be shares issued and outstanding immediately prior to the Closing (on a post-reverse stock-split basis), the Company shall not have any other shares of Common Stock, preferred stock, warrants, options, rights, convertible securities or other securities outstanding, or direct and/or indirect agreements, oral or otherwise to issue any such securities.

            (c) All references herein to shares of Acquiror's Common Stock shall reflect the 1 for 8.759170 and be on a reverse stock split. The parties hereto, however, acknowledge that the reverse stock split will not be reflected solely for purposes of the listing and trading of the Common Stock on the NASD OTC Bulletin Board until on or about January 6, 1998.

      3. Delivery of Shares. At the Closing, the Target Stockholders will deliver stock certificates to the Acquiror representing all of the Target Shares duly endorsed for transfer so as to make the Acquiror the sole owner thereof; and simultaneously at the Closing the Acquiror shall deliver stock certificates to the Target Stockholders representing the 10,000,000 Acquiror Shares.

      4. Other Terms and Conditions.

            (a) As of the Closing Date, the Acquiror shall continue its corporate existence as a Delaware corporation.

            (b) The Principals hereby irrevocably agree to vote all of their respective shares of Common Stock in favor of all of the terms and conditions contained in and transactions contemplated by this Agreement.


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
            (c) The current officers and directors of Acquiror shall resign their respective positions with Acquiror effective as of the Closing immediately after having appointed a Board of Directors of Acquiror as designated to the Acquiror in writing by the Target Stockholders.

            (d) On or before the Closing Date, Acquiror shall demonstrate to the reasonable satisfaction of the Target Stockholders and their legal counsel, that the Acquiror has no less than 300 beneficial stockholders so as to allow it to qualify for listing on the NASDAQ National Market System or the NASDAQ SmallCap Market system, assuming compliance with all other listing requirements thereof.

            (e) Acquiror shall have no liabilities incurred or accrued as of the Closing Date.

            (f) Each of the parties hereto shall make all of its corporate records fully available to the other parties hereto and shall allow full access to their books, records and properties during regular business hours on a reasonable basis. If the transactions contemplated by this Agreement are not consummated, all parties shall keep confidential any information (unless it is public knowledge) obtained from the other parties.

            (g) Each of the parties hereto shall continue to conduct their business in accordance with the ordinary, usual and normal course of business heretofore conducted by them, it being agreed that the Acquiror has no, and shall conduct no, business.

      5. Representations of the Target Stockholders. The Target Stockholders hereby represent and warrant effective this date and as of the Closing Date as follows:

            (a) The Target Shares are validly authorized and issued, fully paid and non-assessable and are free from any and all claims, liens, or other encumbrances, and the Target Stockholders have good title and the unqualified right to transfer the Target Shares as provided herein; and when the Target Shares are delivered to the Acquiror in exchange for the 10,000,000 Acquiror Shares as provided herein, the Acquiror shall receive all right and title to the Target Shares free from any and all claims, liens or other encumbrances on title.

            (b) The Target Stockholders are the sole owners of all of the Target Shares and the Target Shares constitute all of the issued and outstanding capital stock of the Targets.

            (c) The Targets own all of the issued and outstanding capital stock of the Asset Entities, except that (i) Jolly LLC owns sixty-five (65%) percent of the capital stock of Jolly Alon, with the remaining thirty-five (35%) percent being owned by the Government of Moldovia, and (ii) Garnier and Maximilia collectively own seventy (70%) percent of the issued and outstanding capital stock of Exim Asint, with the remaining thirty (30%) percent owned as follows: fifteen (15%) percent by Bank and fifteen (15%) percent by a non-affiliated third party.


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
            (d) None of the Targets or the Asset Entities are a defendant in any material pending litigation or governmental investigation or proceeding not reflected in the Asset Entities' Financial Statements, or otherwise disclosed in writing to Acquiror and, to the best knowledge of the Target Stockholders, no litigation, claims, assessments, or governmental investigations or proceedings are threatened against the Targets or the Asset Entities.

            (d) As of the Closing Date, each of the Targets and the Asset Entities will be in good standing in each of their respective jurisdictions of incorporation, and each will be qualified to do business in each jurisdiction where required to be so qualified, except where the failure to so qualify would not have a material adverse effect on the business of the Asset Entities taken as a whole.

            (e) Each of the Targets and the Asset Entities have filed all governmental, tax or related returns and reports due or required to be filed and have paid or accrued all taxes or assessments which have become due or will be due as of the Closing Date.

            (f) Complete corporate financial records, contracts, minute books, and other corporate documents and records of the Targets and the Asset Entities have been made reasonably available to present management of Acquiror prior to the Closing Date.

            (g) The execution of this Agreement and the performance of the actions contemplated hereby will not, to the best knowledge of the Target Stockholders, materially violate or breach any material agreement, contact, or commitment to which the Targets, the Asset Entities or the Target Stockholders are a party and this Agreement has been duly authorized by all appropriate and necessary action by the Target Stockholders.

            (h) The authorized capitalization of each of the Asset Entities is as set forth in the Financial Statements. There are no outstanding convertible securities, warrants or options which may cause authorized but unissued shares of the Targets and/or the Asset Entities to be issued to any person.

      6. Representations of the Acquiror and the Principals. The Acquiror and the Principals hereby jointly and severally represent, warrant and covenant, effective as of the date hereof and the Closing Date, as follows:

            (a) The 10,000,000 Acquiror Shares to be delivered to the Target Stockholders will, when issued in accordance with this Agreement, be duly authorized and validly issued and will be fully paid and non-assessable and free and clear of any and all direct and/or indirect liens, claims and encumbrances and will vest in the Target Stockholders, good and unencumbered title and right to such shares.

            (b) The officers and directors of the Acquiror are duly authorized to execute this Agreement and have taken all action necessary and required by law to properly and legally execute this Agreement. The shareholders of the Company have approved this Agreement and


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
all actions required to be taken hereunder in accordance with Delaware law. The execution of this Agreement by the Acquiror and the Principals and the performance of all actions hereunder by the Acquiror and the Principals will not violate any provision of the Acquiror's Articles of Incorporation or By-Laws, each as amended, and will not constitute a breach of any contract and/or agreement to which any such person is a party. The copies of the Acquiror's Certificate of Incorporation and By-Laws with all amendments through the Closing Date are annexed hereto as Exhibit C and are true and complete copies of such documents and have not been amended or otherwise changed.

            (c) Since the date of the Acquiror Financial Statements there has not been, and as of the Closing Date there shall not be, any material adverse changes in the financial condition and/or position of Acquiror. As of the date hereof and as of the Closing Date, the Acquiror shall have no judgments, liens, liabilities or debts, fixed or contingent, and as of the Closing Date shall have paid all of its costs relating to this transaction (including all of the costs and expenses of its attorneys and accountants).

            (d) Neither the Acquiror nor any of the Principals are involved in any pending action, litigation, claims, or governmental investigations or proceedings, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of the Acquiror and the Principals, threatened or contemplated by or against the Acquiror and/or the Principals.

            (e) As of the date hereof and the Closing Date, the Acquiror and Gold Hill are duly organized, validly existing and in good standing under the laws of the State of Delaware as to the Acquiror and under the laws of the State of Idaho as to Gold Hill; both have the corporate power to own their assets and to carry on their business as now being conducted and are duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would not have a material adverse effect on Acquiror.

            (f) The Acquiror has filed all federal, state, county and local income, excise, property and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid or made adequate provision for the payment of any and all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Prior to the Closing, Acquiror will deliver to new management all prior tax returns.

            (g) The Acquiror has not breached, nor is there any pending or threatened claims that Acquiror has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or is bound, and the execution and performance of this Agreement by the Acquiror and the Principals will not violate any provisions of any law or any agreement to which the Acquiror and/or the Principals is subject or a party. All material contracts, commitments and agreements to which Acquiror is a party, including all contracts, commitments and agreements dealings or relationships with related parties or affiliates, are listed on Exhibit C attached hereto.

            (h) As of the Closing Date, after giving effect to the 1 for
8.759170 reverse stock split, but prior to the issuance of the 10,000,000 Acquiror Shares, the outstanding capitalization of Acquiror will consist of 1,000,000 shares of Common Stock. On the date ninety-one (91) days from the Closing Date, all such 1,000,000 shares of Common Stock will be eligible pursuant to Rule 144(k) of the Act to have any restrictive legend removed and be "free trading."

            (i) As of the Closing Date, other than (i) the 10,000,000 Acquiror Shares to be issued pursuant hereto, and (ii) the 1,000,000 shares of post-split Common Stock then issued and outstanding there will not be (direct and/or indirect) any other securities of the Acquiror outstanding, including, but not limited to, any other shares of Common Stock or preferred stock, or any warrants, options, or other derivative securities or pre-emptive rights, rights of first refusal, registration rights, or related commitments of the Acquiror or any contracts, commitments or rights (oral or otherwise) to issue any of such securities and/or rights.

            (j) Acquiror has no subsidiary corporations.

            (k) The 10,000,000 Acquiror Shares to be issued to the Target Stockholders on the Closing Date will be issued in full compliance with all applicable corporate and other laws and will be issued in a non-public offering and isolated transaction in compliance with all federal and state securities laws.

            (l) As of the date hereof and on the Closing Date, the Acquiror has and will have disclosed to the Target Stockholders all events, conditions and facts materially affecting the business, finances and legal status of Acquiror.

            (m) The corporate financial records, minute books, and other books and records of Acquiror will be made available to the Target Stockholders and their representatives prior to the Closing Date and delivered on the Closing Date to newly appointed management of Acquiror at the Closing.

            (n) This Agreement constitutes a legal, valid and binding obligation of the Acquiror and the Principals, enforceable against the Acquiror and the Principals in accordance with its terms.

            (o) The Acquiror is and on the Closing Date shall be in full compliance with all applicable federal and state securities laws.

            (p) On the Closing Date, Acquiror will have no less than 300 beneficial owners of shares of its Common Stock as determined by the applicable provisions of the National Association of Securities Dealers Manual, referring to qualification requirements for NASDAQ securities listings. The Stockholder list dated December 11, 1997 is true, complete and accurate in all material respects.

            (q) The Acquiror is subject to the reporting requirements of the Securities Act of 1933, as amended (the "Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has filed all reports required of it under the Act and the Exchange Act and is "current" in all its reporting requirements as defined in Rule 144 of the Act. The Acquiror has filed a Registration Statement on Form 10-SB, which registration statement the SEC previously declared effective.

            (r) Neither the Principals nor the Acquiror is the subject of any current or prior actions, lawsuits, judgments, orders, decrees, activities, violations or other proceedings or activities of any nature which will, or could, prevent the shares of Common Stock of the Acquiror from being listed on the NASDAQ or the NASDAQ SmallCap Market system and knows of no reason why such listing cannot be obtained.

            (s) The Acquiror and the Principals have completed their due diligence of the Target Stockholders, the Targets and the Asset Entities to their full satisfaction (including, but not limited to, having received copies of and reviewed the Asset Entities' Financial Statements) and have had a full and complete opportunity to discuss and ask questions of each of such persons and their respective agents, officers and directors, including the Asset Entities accountants.

            (t) All of the reports (and the information disclosed therein) filed (or to be filed prior to the Closing Date hereof), by the Acquiror with the Securities and Exchange Commission (the "SEC"), including, but not limited to, the Registration Statement on Form 10-SB, the Annual Report on Form 10K-SB for the year ended December 31, 1996 and all quarterly reports filed on Form 10Q-SB (including for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997) are true and accurate and do not contain any misleading statements, or omit to include any information necessary to make such information not misleading.

            (u) Other than as disclosed in SEC filings, neither the Principals nor their respective affiliates (as defined in the Securities Act), have any direct or indirect beneficial or other ownership interest in or any other right, title, or interest to any other shares of Common Stock of the Company including, but not limited to, any arrangements to receive or share in the proceeds from the sale of any shares of Common Stock of the Company.

      7. Closing and Closing Date. The closing date as referred to herein ("Closing Date") shall be as of December 29, 1997, subject to an extension of up to sixty (60) days if required at the sole discretion of the Target Stockholders, or such other time as agreed to by the parties. The closing (the "Closing") of the transactions contemplated herein shall occur at 10:00 a.m. on the Closing Date at the offices of Gusrae, Kaplan & Bruno, 120 Wall Street, New York, New York 10005.

      8. Conditions Precedent to the Obligations of the Target Stockholders. All obligations of the Target Stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date of each of the following conditions, unless expressly waived in writing by the Target Stockholders:

            (a) The representations and warranties of the Acquiror and the Principals contained in this Agreement or in any exhibit, certificate or document delivered to the Target Stockholders pursuant to this Agreement shall be true, correct, complete and accurate in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

            (b) The Acquiror and the Principals shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with or by them prior to or on the Closing Date and shall have delivered all documents required to be delivered by them hereunder.

            (c) The present officers and directors of the Acquiror (consisting of Edward F. Cowle, President, Chief Executive Officer and Director, Robyn Mancini, Secretary, Treasurer and Director and Joseph Mancini, Director) shall cause the appointment on the Closing Date, of all nominees of the Target Stockholders to the Board of Directors of Acquiror as directed by the Target Stockholders and all such present officers and directors shall provide to the Acquiror their written resignations.

            (d) The directors and shareholders of the Acquiror shall have approved in accordance with Delaware law and the applicable provisions of the Acquiror's Certificate of Incorporation and By-Laws, the following matters, which matters shall have occurred prior to or simultaneously with the Closing:

                  (i) The 1 for 8.759170 reverse stock split of all of the issued and outstanding Common Stock of the Company;

                  (ii) The issuance of the 10,000,000 Acquiror Shares to the Target Stockholders in exchange for the Target Shares;

                  (iii) The election of the new directors to the Board of Directors of the Acquiror as specified by the Target Stockholders;

                  (iv) All other matters contemplated herein.

            (e) The Acquiror and Gold Hill shall have delivered certified copies of resolutions of the Board of Directors and shareholders of each approving and authorizing the execution, delivery and performance of this Agreement and all of the actions contemplated hereby, including all of the matters in subparagraph
(d) above.


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
            (f) All instruments and documents delivered to the Target Stockholders pursuant to the provisions hereof shall be satisfactory to legal counsel for the Target Stockholders.

            (g) The Acquiror and the Principals shall deliver such other documents to the Target Stockholders as requested by such persons and their counsel including, but not limited to, an opinion of the Acquiror's legal counsel dated the Closing Date to the effect that:

                  (i) Acquiror and Gold Hill are corporations duly organized, validly exiting and in good standing under the laws of the State of Delaware and the State of Idaho, respectively, and are authorized to do business in such jurisdictions where its business requires it to be so authorized under the laws of any such jurisdiction;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Acquiror and the Principals and constitutes a legal, valid and binding obligation of Acquiror and the Principals enforceable against such persons in accordance with its terms;

                  (iii) The Acquiror, through its Board of Directors and stockholders, has taken all corporate action necessary for performance of all transactions contemplated hereby and the execution of this Agreement;

                  (iv) The documents executed and delivered to the Target Stockholders by the Acquiror and the Principals hereunder are legal, valid and binding obligations of such persons, enforceable against such entities and persons in accordance with their respective terms.

                  (v) To the best knowledge of counsel to the Acquiror and the Principals, the Acquiror is not a party to any action, proceeding or investigation and there is no order, lien, decree or judgment against them or any of their respective assets;

                  (vi) The Acquiror is a "reporting" company under the Act and the Exchange Act, has filed a Registration Statement on Form 10-SB with the Securities and Exchange Commission (the "SEC"), which Form 10-SB previously was declared effective by the SEC, and the Acquiror has filed all reports required to be filed with the SEC and is "current" in all of its SEC filings as provided under Rule 144 of the Act.

                  (vii) The Acquiror has no less than three hundred (300) shareholders of record of its Common Stock so as to meet the NASDAQ listing requirements of having three hundred (300) shareholders;

                  (viii) The 1 for 8.759170 reverse stock split of the Common Stock of the Acquiror has been approved by all requisite director and shareholder action in accordance with the laws of the State of Delaware and the Acquiror's Certificate of Incorporation and By-Laws and has become effective.

                  (ix) The 10,000,000 Acquiror Shares to be delivered to the Target Stockholders will, when issued in accordance with this Agreement, be duly authorized and validly issued and will be fully paid and non-assessable and free and clear of any and all direct and/or indirect liens, claims and encumbrances and will vest in the Target Stockholders, good and unencumbered title and right to such shares.

                  (x) All shares of Common Stock issued and outstanding will be eligible to have all restrictive legends removed pursuant to Rule 144(k) of the Securities Act on the date three (3) months and one (1) day following the Closing Date.

            (h) The capital structure and stock ownership of the Acquiror shall be as set forth in Section 2(b) of this Agreement.

            (i) The Target Stockholders have completed their due diligence of the Acquiror and the Principals to the extent they deem necessary or advisable with the results satisfactory to them and their representatives.

            (j) The Acquiror shall have delivered to the new management of the Acquiror certified copies of all charter documents and by-laws and amendments hereto and all shareholder and Board of Director resolutions.

      9. Conditions Precedent to the Obligations of Acquiror and the Principals. All obligations of the Acquiror and the Principals under this Agreement are subject to the fulfillment, prior to or on the Closing Date of each of the following conditions, unless expressly waived in writing by the Acquiror and the
Principals:

            (a) The representations and warranties of the Target Stockholders contained in this Agreement or in any certificate or document delivered to Acquiror by the Target Stockholders pursuant to the provisions hereof shall be true, correct, complete and accurate in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

            (b) The Target Stockholders shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

            (c) Each Target Stockholder shall deliver to the Acquiror an "Investment Letter" acknowledging that the 10,000,000 Acquiror Shares are being acquired for investment purposes. The form of said letter is attached hereto as Exhibit A.

            (d) The Target Stockholders shall have delivered to Acquiror an opinion of their legal counsel (which will be, dependant on the particular opinion, from local counsel to the Target Asset Entities and the Targets) dated as of the Closing Date substantially to the effect that:

                  (i) Each Target and Asset Entity is a corporation duly organized, validly existing and in good standing under the laws of the place of its incorporation;

                  (ii) The Target Stockholders own all of the issued and outstanding capital stock of the Targets, and the Targets own the percentage of capital stock of the Asset Entities as set forth elsewhere in this Agreement; and

                  (iii) All of the issued and outstanding capital stock of the Targets and the Asset Entities has been duly authorized and has been validly and legally issued.

      10. Indemnification. For a period of two (2) years from the Closing Date, the Acquiror and the Principals agree jointly and severally, to defend, indemnify and hold harmless the Target Stockholders from, against and in respect of any loss, liability, damage or deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including attorneys' fees as such are incurred) (collectively, "Losses"), resulting directly and/or indirectly from the conduct of the Acquiror prior to the Closing Date, and the Target Stockholders agree to defend, indemnify and hold harmless the Acquiror and the Principals against, from and in respect of all Losses resulting directly and/or indirectly from the conduct of Acquiror's business following the Closing Date. In addition, the Acquirors and the Principals agree to indemnify and hold harmless the Target Stockholders, and the Target Stockholders agree to indemnify and hold harmless the Principals and the Acquiror from, against and in respect of any Losses resulting directly and/or indirectly from any breach of any term of this Agreement including, but not limited to, any representation, warranty, covenant or any other term hereof made by any such party.

      11. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing Date hereunder and the consummation of the transactions contemplated hereby for two (2) years from the Closing Date. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or on any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

      12. Documents at Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

            (a) The Target Stockholders will deliver, or cause to be delivered to Acquiror the following:

                  (i) Stock certificates representing the Target Shares being issued to the Acquiror hereunder, duly endorsed for transfer.

                  (ii) A certificate of the President of each Target Stockholder to the effect that all representations and warranties made by each Target Stockholder under or pursuant to this Agreement are true, correct and reaffirmed as of the Closing Date, the same as though originally given to Acquiror on said date;

                  (iii) A certificate from the jurisdiction (or local legal counsel opinion if such certificates are not available) of the place of incorporation of each Target and Asset Entity dated on or about the Closing Date to the effect that each Target and Asset Entity is in good standing under the laws of said jurisdiction;

                  (iv) A duly executed Investment Letter from each Target Stockholder;

                  (v) Such other instruments, documents and certificates, if any, as are reasonably required by the Acquiror and the Principals, including the legal opinion set forth in Section 9(d) hereof, to be delivered pursuant to the provisions of this Agreement;

            (b) The Acquiror and the Principals will deliver or cause to be delivered:

                  (i) Stock certificates in the names of the Target Stockholders representing the 10,000,000 Acquiror Shares to be issued by the Acquiror to the Target Stockholders in full consideration for the Target Shares as set forth in
Section 2 hereof.

                  (ii) A certificate of each officer and director of the Acquiror and Gold Hill to the effect that all representations and warranties of the Acquiror and Gold Hill made under or pursuant to this Agreement are true, correct and reaffirmed as of the Closing Date, the same as though originally made and given to the Target Stockholders on said date;

                  (iii) Certified copies of resolutions by the Acquiror's and Gold Hill's Board of Director and stockholders authorizing all of the transactions described herein including those set forth in Section 8(d) of this Agreement;

                  (iv) A long form, good standing certificate from the Secretary of State of the State of Delaware dated on or about the Closing Date that Acquiror (and Gold Hill from its State of Incorporation), is in good standing under the laws of said State;

                  (v) Copies of the duly executed, certified By-Laws, the Amendment, the Articles of Incorporation of the Acquiror as well as all amendments thereto;

                  (vi) The legal opinion of Acquiror's counsel as set forth in
Section 8 hereof;

                  (vii) All corporate, tax and other books and records of Acquiror, including, but not limited to, all Board of Director and Stockholder minutes and resolutions and other interested corporate documents of the Acquiror;

                  (viii) A receipt of the Acquiror of all of the issued and outstanding capital stock of each of the Targets; and

                  (ix) Resignations of all current officers and directors of the Acquiror after appointment of new directors and officers nominated by the Target Stockholders.

                  (x) Such other instruments and documents as are required to be delivered (or requested by counsel to the Target Shareholders) pursuant to the provisions of this Agreement.

      13. Miscellaneous.

            (a) Further Assurances. At any time, and from time to time, after the date of this Agreement, each party will execute such additional instruments and take such action as may be reasonably required by the other party to confirm the provisions of this Agreement or otherwise to carry out the intent and purposes of this Agreement. In addition, the Principals hereby covenant and agree to fully cooperate with the Acquiror in any future NASDAQ listing application the Acquiror may submit to NASDAQ.

            (b) Waiver. Any failure on the party of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived only in writing by the party to whom such compliance is owed.

            (c) Brokers. Neither party has employed any brokers or finders with regard to this Agreement and the transactions contemplated hereby.

            (d) Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or by nationally-recognized overnight courier service, next-day delivery guaranteed with receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other addresses as any of the parties hereto shall specify by notice given in accordance with this provision):

      If to the Acquiror:

            [INTENTIONALLY LEFT BLANK]

      With a copy to:

            [INTENTIONALLY LEFT BLANK]

      If to the Principals:

            [INTENTIONALLY LEFT BLANK]

      With a copy to:

            [INTENTIONALLY LEFT BLANK]

      If to the Target Stockholders:

            [INTENTIONALLY LEFT BLANK]

      With a copy to:

            Gusrae, Kaplan & Bruno
            120 Wall Street
            New York, New York 10005
            Attention: Lawrence G. Nusbaum

      All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

            (e) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and permitted assigns. The parties hereto agree that neither this Agreement nor any right hereunder shall be assignable without the prior express written consent of all of the parties hereto.

            (h) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof. This Agreement can only be amended or supplemented by a written instrument signed by the party to be bound hereby.

            (i) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

            (j) Termination. All obligations hereunder may be terminated at the discretion of the Board of Directors of the Acquiror or the Target Stockholders if (i) the closing conditions specified in Sections 10 and 11 hereof are not satisfied or waived by December 31, 1997, unless extended by the Target Stockholders, (ii) any of the representations and warranties made herein have been materially breached, or (iii) at any time if the Target Stockholders are not satisfied, for any reason, with their due diligence investigation. If this Agreement is terminated in accordance herewith, following such termination, the parties shall have no obligations to each other.

            (k) Expenses. Each party shall pay any and all of its expenses relating to this Agreement and the related transactions contemplated hereby, including, but not limited to, its own legal fees and costs.

            (l) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              NUTRONICS INTERNATIONAL, INC. (ACQUIROR)

                              By:/s/ Edward F. Cowle
                                 --------------------------------------
                                    Name:   Edward F. Cowle
                                    Title:  President

                              /s/ Edward F. Cowle                 (INDIVIDUALLY)
                              ------------------------------------
                              EDWARD F. COWLE

                              /s/ H. DeWorth Williams             (INDIVIDUALLY)
                              ------------------------------------
                              H. DEWORTH WILLIAMS

                              GOLD HILL MINES, INC.

                              By:/s/ Edward F. Cowle
                                 --------------------------------------
                                    Name:   Edward F. Cowle
                                    Title:  President

                              STARBEAM LTD.

                              By:/s/ Shmuel Gurfinkel
                                 --------------------------------------
                                    Name:   Shmuel Gurfinkel
                                    Title:  Director and Secretary

                              MAGNUM ASSOCIATES, LTD.

                              By:/s/ Shmuel Gurfinkel
                                 --------------------------------------
                                    Name:   Shmuel Gurfinkel
                                    Title:  Director and President